Exhibit 10.3

FIRST AMENDMENT
TO
SUPPLY CHAIN SERVICES AGREEMENT
This FIRST AMENDMENT TO SUPPLY CHAIN SERVICES AGREEMENT (this “Amendment”) is effective as of July 15, 2016 (the “Effective Date”), among The Scotts Company LLC, an Ohio limited liability company having its principal place of business at 14111 Scottslawn Road, Marysville, Ohio 43041 (“Scotts Company”), OMS Investments, Inc., a Delaware corporation having its principal place of business at 10250 Constellation Blvd., Suite 2800, Los Angeles, California 90067 (“OMS,” and together with Scotts Company, “Scotts”), and AeroGrow International, Inc., a Nevada corporation having its principal place of business at 6075 Longbow Dr., Suite 200, Boulder, Colorado 80301 (“AeroGrow”).  Scotts and AeroGrow are sometimes referred to herein collectively as the “Parties” and individually as a “Party.”
WHEREAS, the Parties are parties to that certain Supply Chain Services Agreement, effective as of April 22, 2013 (as amended and supplemented, the “Services Agreement”); and
WHEREAS, the Parties wish to amend the Services Agreement as set forth below.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:
Large-Sized Products and Lighting Products Services
1.	Exhibit A of the Services Agreement is hereby amended and restated in its entirety with the Exhibit A attached hereto.
2.	Section 2(a) of the Services Agreement is hereby amended and restated in its entirety as follows:
“Fee.  In payment of the Services performed (including any materials provided in connection therewith) pursuant to this Agreement, Scotts will pay AeroGrow an annual fee equal to seven percent of the cost of goods of all products that Scotts purchases from AeroGrow or a vendor (in each case, to the extent the Services were performed with respect to such Products) in exploiting the Hydroponic IP outside the U.S. over the course of each Contract Year during the term of this Agreement with the exception of any Large-Sized Products or Lighting Products (the “Fee”).”
3.	Section 3(a) of the Services Agreement is hereby amended and restated in its entirety as follows:
“Limited Term.  Except as set forth in Sections 3(b) and 3(c), the term of this Agreement will be coterminous with the term of the Technology License Agreement (as defined in the Recitals to this Agreement) and will automatically terminate upon the termination or expiration of the Technology License Agreement unless the Technology License Agreement is terminated prior to July 15, 2019, in which case the term of this Agreement will be extended until July 15, 2019 solely with respect to the Large-Sized Products and Lighting Products Services.”

4.	The following definitions are hereby added to Section 12(j) of the Services Agreement:
“‘Large-Sized Products’ has the meaning set forth in the Technology License Agreement.”
“‘Lighting Products’ has the meaning set forth in the Technology License Agreement.”
5.	Exhibit A to the Services Agreement is hereby amended and restated in its entirety by Exhibit A attached to this Amendment.
Miscellaneous
6.
Incorporation with Services Agreement. This Amendment is executed and delivered pursuant to the Services Agreement and shall be subject to the terms and conditions of, and interpreted in accordance with, the Services Agreement.  Except as amended hereby, the Services Agreement and each of the provisions contained therein shall remain in full force and effect as from the Effective Date.  Capitalized terms defined in the Services Agreement and not otherwise defined herein shall have the meanings given to them in the Services Agreement.

7.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Amendment.
[Signature page follows]

The Parties have caused this Amendment to be executed as of the Effective Date.

THE SCOTTS COMPANY LLC By: __________________________________ Name: Title:
OMS INVESTMENTS, INC. By: __________________________________ Name: Title:
AEROGROW INTERNATIONAL, INC. By: __________________________________ Name: Title:

[Signature Page to Amendment to Supply Chain Services Agreement]

EXHIBIT A

SCOPE OF SERVICES

Upon request, AeroGrow will assist Scotts and its Affiliates with vendor selection, vendor management and logistics management to get products that Scotts requests manufactured and delivered to the locations that Scotts requests.  AeroGrow shall have no payment or other obligations to such vendors in connection with such products.

A-1